SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

(null)

                                  (Depositor)

       (Issuer in respect of Mid-State Capital Corporation, 2004-1 Trust)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 15, 2005


(null)


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 15, 2005


                             Payment Date: 03/15/05


          ------------------------------------------------------------
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         162,465,228.57    6.005000%     1,755,104.59    813,003.08    2,568,107.67       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         43,517,906.51    6.497000%       470,122.00    235,613.20      705,735.19       0.00       0.00
                        M2         31,187,742.86    8.114000%       336,919.79    210,881.12      547,800.91       0.00       0.00
                        B          28,286,368.83    8.900000%       305,576.38    209,790.57      515,366.95       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        265,457,246.77     -            2,867,722.75  1,469,287.97    4,337,010.72     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         160,710,123.98              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         43,047,784.51              0.00
                                M2         30,850,823.07              0.00
                                B          27,980,792.45              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        262,589,524.01     -
--------------------------------------------------------------------------------

                             Payment Date: 03/15/05


          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     162,465,228.57     6.005000% 59560UAA9     9.737003      4.510394    891.590748
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     43,517,906.51     6.497000% 59560UAB7     9.737003      4.879939    891.590748
                           M2     31,187,742.86     8.114000% 59560UAC5     9.737003      6.094478    891.590748
                           B      28,286,368.83     8.900000% 59560UAD3     9.737003      6.684847    891.590748
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     265,457,246.77       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
                  Mid-State Capital Corporation, 2004-1 Trust
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       293,318,192.53   293,318,192.53
Loan count                      0                0
Avg loan rate           0.000000%             0.00
Prepay amount                0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses         28,360.16        28,360.16
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           61.459629%           100.000000%            162,465,228.57
   -----------------------------------------------------------------------------
   Junior           38.540371%             0.000000%            101,879,400.04
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          37                 2,561,486.71
60 to 89 days                          11                   787,967.48
90 or more                             50                 3,197,032.28
Foreclosure                            23                 1,416,471.44

Totals:                               121                 7,962,957.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              1,951,935.80
Current Total Outstanding Number of Loans:                                29

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,337,010.72          4,337,010.72
Principal remittance amount            2,867,722.75          2,867,722.75
Interest remittance amount             1,469,287.97          1,469,287.97